Fair Value of Financial Instruments	12 Months Ended
Dec. 31, 2023
Fair Value Disclosures [Abstract]
Fair Value of Financial Instruments

5. Fair Value of Financial Instruments

As of December 31, 2022, the Company measured its derivative liability related to the conversion option feature in the 2022 Notes, as described in Note 6, at fair value. As of December 31, 2023, the 2022 Notes had been converted, which eliminated the derivative liability.

As of December 31, 2023, the Company measured its liability instrument to investors under the Share Purchase Agreement, as further described in Note 8, at $7,236 thousand. This liability instrument is classified within Level 3 of the value hierarchy because the liability was based upon a valuation model that used inputs and assumptions including potential outcomes, interest rates, probabilities, and timing. As of December 31, 2022 and 2021, this liability instrument was assigned no value by the Company.

The following tables summarize the Company’s financial liabilities measured at fair value on a recurring basis based on the three-tier fair value hierarchy:

	Fair Value Measurement as of December 31, 2023
(in thousands)	Level 1	Level 2	Level 3	Total
Liabilities:
Derivative liability	—	—	—	—
Liability instrument	—	—	7,236	7,236
Total fair value	—	—	7,236	7,236

	Fair Value Measurement as of December 31, 2022
(in thousands)	Level 1	Level 2	Level 3	Total
Liabilities:
Derivative liability	—	—	538	538
Liability instrument	—	—	—	—
Total fair value	—	—	538	538

The following table summarizes the transfers in and out of Level 3 financial liabilities:

(in thousands)	Derivative Liability	Liability Instrument
Fair value at December 31, 2021	$—	$—
Addition to derivative liability for debt issuance discount	538	—
Fair value at December 31, 20222	538	—
Reclassification of derivative liability for conversion of Notes to Series B Preferred Stock	(538)	—
Increase in the fair value of the liability instrument	—	7,236
Fair value at December 31, 2023	$—	$7,236

As of December 31, 2023, the liability instrument includes the contingent warrant and the contingent put option as a single unit of account. The liability instrument value was determined using a Black-Scholes valuation model and management’s assumption of a 50% likelihood as of December 31, 2023, of becoming a public company prior to the expiration of the Stock Purchase Agreement. Inputs used in the Black-Scholes valuation model included an estimated number of warrants, an assumed common stock share price of $15.00 per share, the five-year time to maturity, a 0% dividend yield, an annual risk-free interest rate of 3.84% for the five-year time to maturity, and an assumed annualized volatility of 96% based on comparable companies with a five-year history of stock prices. As of December 31, 2023, the Company evaluated the put option component of the liability instrument and determined that any value as it relates to the liability instrument would be de minimus given the Company’s financial condition, intention to seek other sources of financing as needed, and ability to do so given access to public markets.

The derivative liability was determined based upon a valuation model that used inputs and assumptions including potential outcomes, interest rates, probabilities, and timing.

The carrying amounts of cash and cash equivalents, prepaid expenses, other current assets, accounts payable, accrued expenses, convertible notes payable, and Parent company payable and receivable approximate their fair values due to their short-term maturities.

Other than those transfers noted in the table above, there were no transfers in or out of Level 1, Level 2 or Level 3 assets and liabilities for the years ended December 31, 2023 and 2022.